UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

September 23, 2011
earliest event reported)

LocatePLUS Holdings Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-49957	04-3332304
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Cummings Center
Suite 235M
Beverly, MA		01915
(Address of principal executive offices)		(Zip Code)

(978) 921-2727
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
     (17 CFR 240.13e-4(c))

Item 1.03                      Bankruptcy or Receivership.

Appointment of Trustee

As previously announced, on June 16, 2011 LocatePLUS Holdings Corporation (the “Company”) and its subsidiaries (each a “Debtor” and collectively with the Company, the “Debtors”) each filed a petition for relief under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Massachusetts (the “Bankruptcy Court”), Bankruptcy Case No. 11-15793 (the “Bankruptcy Filing”). On July 15, 2011, Stephen S. Gray was appointed as chapter 11 trustee for the Debtors.

Item 7.01                      Regulation FD Disclosure.

On September 19, 2011, the Debtors filed their unaudited monthly operating reports for the period June 1, 2011 through June 30, 2011 and on September 20, 2011, the Debtors filed their unaudited monthly operating reports for the period July 1, 2011 through July 31, 2011 (collectively, the “Monthly Operating Reports”) with the Bankruptcy Court. Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K contain the unaudited Monthly Operating Reports as filed with the Bankruptcy Court.

The Monthly Operating Reports are limited in scope, cover a limited time period and have been prepared solely for the purpose of complying with reporting requirements of the Bankruptcy Court and the Bankruptcy Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”). The financial information contained in the Monthly Operating Reports is preliminary and unaudited and does not purport to show the financial statements of any of the Debtors in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. The Company cautions readers not to place undue reliance on the Monthly Operating Reports. The Monthly Operating Reports may be subject to revision. The Monthly Operating Reports are in a format required by the Bankruptcy Court and the Bankruptcy Code and should not be used for investment purposes. The information in the Monthly Operating Reports should not be viewed as indicative of future results.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information contained in this Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). All statements (other than statements of historical facts) that address projected or estimated results, or events, developments or results that we intend, expect, believe, anticipate, plan, forecast or project, will or may occur in the future are forward-looking statements. The words “possible,” “propose,” “might,” “could,” “would,” “projects,” “plan,” “forecasts,” “anticipates,” “expect,” “intend,” “believe,” “seek” or “may,” and similar expressions, are intended to identify forward-looking statements, but are not the exclusive means of identifying them. Such statements include, without limitation, statements regarding various estimates we have made in preparing the Monthly Operating Reports; statements regarding our bankruptcy proceedings; the effects of the Bankruptcy Filing on existing debt holders and shareholders; the impact of the proceedings on the Company’s general liquidity; and the ability of the Company and its subsidiaries to operate and continue paying vendors, suppliers, employees and other obligations during the restructuring process. Forward-looking statements are subject to a number of risks, contingencies and uncertainties, some of which our management has not yet identified. Forward-looking statements are not guarantees of future performance; subsequent developments may cause forward-looking statements to become outdated; and actual results, developments and business decisions may differ materially from those contemplated by such forward-looking statements as a result of various factors. Important factors that should be considered as potentially causing actual results to differ from those contemplated by forward-looking statements include, but are not limited to (i) the ability of the Company to continue as a going concern; (ii) the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the chapter 11 cases; (iii) the ability of the Company and its subsidiaries to sell a portion of or substantially all of their assets with respect to the chapter 11 cases or implement a restructuring or liquidation plan; (iv) the ability of the Company and its subsidiaries to prosecute, develop and consummate one or more plans of reorganization or liquidation with respect to the chapter 11 cases; (v) the effects of the Company’s Bankruptcy Filing on the Company and the interests of various creditors, equity holders and other constituents; (vi) Bankruptcy Court rulings in the chapter 11 cases and the outcome of the cases in general; (vii) the length of time the Company will operate under the guidance of the Bankruptcy Code and the Bankruptcy Court; (viii) risks associated with third party motions in the chapter 11 cases, which may interfere with the Company’s ability to develop and consummate one or more plans of reorganization or liquidation once such plans are developed; (ix) the potential adverse effects of the chapter 11 proceedings on the Company’s liquidity or results of operations; and (x) increased legal costs related to the Bankruptcy Filing and other litigation. The cautionary statements provided above are being made pursuant to the provisions of the Act and with the intention of obtaining the benefits of the “safe harbor” provisions of the Act for any such forward-looking information. Additional risks that may affect the Company’s future performance are detailed in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Limitation on Incorporation by Reference

The Monthly Operating Reports are being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Registration statements or other documents filed with the United States Securities and Exchange Commission shall not incorporate the Monthly Operating Reports or any other information set forth in this Current Report on Form 8-K by reference, except as otherwise expressly stated in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Monthly Operating Report for the month of June 2011.
99.2	Monthly Operating Report for the month of July 2011.

LOCATEPLUS HOLDINGS CORPORATION

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LocatePLUS Holdings Corporation

By: /s/ Brian McHugh
Brian McHugh
Chief Financial Officer

Date: September 23, 2011